Washington Federal, Inc.
Fact Sheet
June 30, 2016
($ in Thousands)

	As of 12/15		As of 3/16		As of 6/16
Loan Loss Reserve - Total	$110,986		$113,004		$114,251
General and Specific Allowance	107,901		109,919		111,016
Commitments Reserve	3,085		3,085		3,235
Allowance as a % of Gross Loans	1.10%		1.10%		1.08%

	12/15 QTR	12/15 YTD	3/16 QTR	3/16 YTD	6/16 QTR	6/16 YTD
Loan Originations - Total	$963,319	$963,319	$763,323	$1,726,642	$1,031,461	$2,758,103
Single-Family Residential	132,472	132,472	129,778	262,250	194,141	456,391
Construction	129,536	129,536	198,286	327,822	342,230	670,052
Construction - Custom	88,761	88,761	91,358	180,119	97,602	277,721
Land - Acquisition & Development	5,722	5,722	13,528	19,250	14,305	33,555
Land - Consumer Lot Loans	5,268	5,268	6,171	11,439	7,817	19,256
Multi-Family	132,999	132,999	91,757	224,756	73,225	297,981
Commercial Real Estate	180,788	180,788	21,001	201,789	62,706	264,495
Commercial & Industrial	270,372	270,372	194,410	464,782	216,687	681,469
HELOC	16,702	16,702	16,221	32,923	21,733	54,656
Consumer	699	699	813	1,512	1,015	2,527

Purchased Loans (including acquisitions)	$51,646	$51,646	$—	$51,646	$—	$51,646

Net Loan Fee and Discount Accretion	$8,397	$8,397	$8,080	$16,477	$6,691	$23,168

Repayments
Loans	$726,292	$726,292	$581,210	$1,307,502	$776,087	$2,083,589
MBS	102,761	102,761	89,416	192,177	128,467	320,644

MBS Premium Amortization	$2,802	$2,802	$2,642	$5,444	$3,514	$8,958

Efficiency
Operating Expenses/Average Assets	1.77%	1.77%	1.62%	1.70%	1.52%	1.64%
Efficiency Ratio (%)	54.90%	54.90%	50.60%	52.75%	49.08%	51.55%
Amortization of Intangibles	$639	$639	$606	$1,245	$576	$1,821

EOP Numbers
Shares Issued and Outstanding	92,918,434		91,270,241		90,226,193

Share repurchase information
Remaining shares authorized for repurchase	3,778,148		2,138,706		1,041,309
Shares repurchased	423,082	423,082	1,639,442	2,062,524	1,097,397	3,159,921
Average share repurchase price	$23.49	$23.49	$21.05	$21.55	$23.33	$22.17

Washington Federal, Inc.
Fact Sheet
June 30, 2016
($ in Thousands)

Tangible Common Book Value	As of 12/15		As of 3/16		As of 6/16
$ Amount	$1,671,521		$1,664,347		$1,664,648
Per Share	17.99		18.24		18.45

# of Employees	1,825		1,837		1,817
Estimated Future Tax Rate	35.50%		34.00%		34.00%
Investments
Available-for-sale:
Agency MBS	$1,244,778		$1,197,346		$1,131,044
Other	1,060,010		899,740		838,825
	$2,304,788		$2,097,086		$1,969,869
Held-to-maturity:
Agency MBS	$1,598,370		$1,558,087		$1,492,480
	$1,598,370		$1,558,087		$1,492,480

	As of 12/31/15		As of 3/31/16		As of 6/30/16
Loans Receivable by Category (a)	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,684,063	56.2%	$5,661,999	54.9%	$5,633,527	53.3%
Construction	663,503	6.6	788,412	7.6	1,016,305	9.6
Construction - Custom	404,849	4.0	398,797	3.9	409,116	3.9
Land - Acquisition & Development	100,017	1.0	104,272	1.0	104,412	1.0
Land - Consumer Lot Loans	105,119	1.0	103,582	1.0	104,461	1.0
Multi-Family	969,624	9.6	1,079,909	10.5	1,100,514	10.4
Commercial Real Estate	1,046,442	10.4	1,003,413	9.7	1,042,730	9.9
Commercial & Industrial	804,757	8.0	851,367	8.3	853,776	8.1
HELOC	148,369	1.5	148,045	1.4	151,352	1.4
Consumer	183,441	1.8	166,877	1.6	156,008	1.5
	10,110,184	100%	10,306,673	100%	10,572,201	100%
Less:
ALL	107,901		109,919		111,016
Loans in Process	535,850		591,667		780,720
Discount on Acquired Loans	25,039		21,120		14,776
Deferred Origination Fees, Net	38,664		38,645		37,113
Sub-Total	707,454		761,351		943,625
	$9,402,730		$9,545,322		$9,628,576

Net Loan Portfolio by Category (a)	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,605,894	59.6%	$5,595,908	58.6%	$5,571,349	57.9%
Construction	315,120	3.4	377,640	4.0	422,785	4.4
Construction - Custom	218,220	2.3	209,551	2.2	211,002	2.2
Land - Acquisition & Development	79,512	0.8	85,711	0.9	85,392	0.9
Land - Consumer Lot Loans	101,390	1.1	100,469	1.1	101,395	1.1
Multi-Family	959,631	10.2	1,069,004	11.2	1,089,658	11.3
Commercial Real Estate	1,022,926	10.9	978,328	10.2	1,021,596	10.6
Commercial & Industrial	773,423	8.2	819,273	8.6	822,829	8.5
HELOC	146,093	1.6	145,593	1.5	149,213	1.5
Consumer	180,521	1.9	163,845	1.7	153,357	1.6
	$9,402,730	100%	$9,545,322	100%	$9,628,576	100%
(a) Some loans have been reclassified by loan type as a result of system conversion in 1Q16, primarily impacting Construction, Multi-family and Commercial Real Estate.

Washington Federal, Inc.
Fact Sheet
June 30, 2016
($ in Thousands)

	As of 12/31/15			As of 3/31/16			As of 6/30/16
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington (WA)	$5,086,585	47.8%	83	$5,031,630	47.7%	82	$5,089,214	48.1%	82
Idaho (ID)	787,094	7.4	26	783,049	7.4	26	774,432	7.3	26
Oregon (OR)	1,985,406	18.6	49	1,955,608	18.5	49	1,956,226	18.5	49
Utah (UT)	296,390	2.8	10	289,878	2.7	10	286,792	2.7	10
Nevada (NV)	346,142	3.2	11	342,121	3.2	11	343,220	3.2	11
Texas (TX)	92,905	0.9	5	90,869	0.9	5	92,983	0.9	5
Arizona (AZ)	1,191,911	11.2	35	1,186,739	11.3	32	1,187,651	11.2	32
New Mexico (NM)	864,686	8.1	28	863,490	8.2	28	848,398	8.0	28
Total	$10,651,119	100%	247	$10,543,384	100%	243	$10,578,916	100%	243

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$1,016,514	9.5%		$1,019,401	9.7%		$1,041,258	9.8%
NOW (interest)	1,636,584	15.4		1,606,071	15.2		1,604,741	15.2
Savings (passbook/stmt)	782,646	7.3		779,814	7.4		787,441	7.4
Money Market	2,488,340	23.4		2,470,958	23.4		2,486,802	23.5
Time Deposits	4,727,035	44.4		4,667,140	44.3		4,658,674	44.0
Total	$10,651,119	100%		$10,543,384	100%		$10,578,916	100%

Deposits greater than $250,000 - EOP	$2,134,098			$2,112,381			$2,209,547

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$1,016,756	0.52%		$780,751	0.55%		$890,691	0.64%
From 4 to 6 months	752,476	0.57%		860,689	0.67%		787,925	0.86%
From 7 to 9 months	503,443	0.85%		505,045	1.12%		562,314	1.02%
From 10 to 12 months	487,019	1.15%		544,445	1.04%		585,038	0.9%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-accrual loans:
Single-Family Residential	$43,856	77.3%		$42,395	77.7%		$36,707	77.5%
Construction	—	—		—	—		—	—
Construction - Custom	2,518	4.4		67	0.1		506	1.1
Land - Acquisition & Development	509	0.9		477	0.9		427	0.9
Land - Consumer Lot Loans	939	1.7		940	1.7		1,105	2.3
Multi-Family	1,538	2.7		1,520	2.8		1,238	2.6
Commercial Real Estate	6,681	11.8		7,701	14.1		6,297	13.3
Commercial & Industrial	115	0.2		596	1.1		521	1.1
HELOC	473	0.8		554	1.0		548	1.2
Consumer	119	0.2		309	0.6		—	—
Total non-accrual loans	56,748	100%		54,559	100%		47,349	100%
Real Estate Owned	42,098			38,770			31,682
Total non-performing assets	$98,846			$93,329			$79,031

Non-performing loans as % of total net loans	0.60%			0.57%			0.49%
Non-performing assets as % of total assets	0.67%			0.64%			0.53%

Washington Federal, Inc.
Fact Sheet
June 30, 2016
($ in Thousands)

	As of 12/31/15		As of 3/31/16		As of 6/30/16
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$243,292	86.1%	$233,544	86.4%	$223,531	86.6%
Construction	—	—	—	—	—	—
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	1,976	0.7	1,632	0.6	1,454	0.6
Land - Consumer Lot Loans	10,173	3.6	9,981	3.7	9,672	3.7
Multi-Family	1,531	0.5	1,522	0.6	1,514	0.6
Commercial Real Estate	24,257	8.6	22,139	8.2	20,490	7.9
Commercial & Industrial	—	—	—	—	—	—
HELOC	1,397	0.5	1,396	0.5	1,379	0.5
Consumer	97	—	94	—	95	—
Total restructured loans	$282,723	100%	$270,308	100%	$258,135	100%

Restructured loans were as follows:
Performing	$273,211	96.6%	$257,600	95.3%	$247,695	96.0%
Non-performing (c)	9,512	3.4	12,708	4.7	10,440	4.0
Total restructured loans	$282,723	100%	$270,308	100%	$258,135	100%
(c) Included in "Total non-accrual loans" above

	AMOUNT	CO % (d)	AMOUNT	CO % (d)	AMOUNT	CO % (d)
Net Charge-offs (Recoveries) by Category
Single-Family Residential	$(1,327)	(0.09)%	$915	0.06%	$473	0.03%
Construction	(155)	(0.09)	5	—	(207)	(0.08)
Construction - Custom	60	0.06	—	—	(60)	(0.06)
Land - Acquisition & Development	(35)	(0.14)	(3,371)	(12.93)	(2,711)	(10.39)
Land - Consumer Lot Loans	408	1.55	268	1.03	21	0.08
Multi-Family	—	—	—	—	—	—
Commercial Real Estate	(100)	(0.04)	(983)	(0.39)	(454)	(0.17)
Commercial & Industrial	246	0.12	(259)	(0.12)	144	0.07
HELOC	(19)	(0.05)	26	0.07	27	0.07
Consumer	(150)	(0.33)	(119)	(0.29)	(130)	(0.33)
Total net charge-offs (recoveries)	$(1,072)	(0.04)%	$(3,518)	(0.14)%	$(2,897)	(0.11)%
(d) Annualized Net Charge-offs (recoveries) divided by Gross Balance

ASC 310-30 Acquired Loans
Accretable Yield	$70,553		$64,457		$60,453
Non-Accretable Yield	167,603		167,603		165,926
Total Contractual Payments	$238,156		$232,060		$226,379

Interest Rate Risk
One Year GAP		(12.0)%		(12.7)%		(9.8)%
NPV post 200 bps shock (e)		16.14%		15.55%		15.43%
Change in NII after 200 bps shock (e)		(0.5)%		1.42%		3.88%
(e) Assumes no balance sheet management actions taken

Washington Federal, Inc.
Fact Sheet
June 30, 2016
($ in Thousands)

Historical CPR Rates (f)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS
9/30/2013	21.4%	15.9%
12/31/2013	13.5%	8.7%
3/31/2014	10.1%	8.5%
6/30/2014	13.8%	10.6%
9/30/2014	14.6%	13.4%
12/31/2014	15.9%	12.1%
3/31/2015	16.4%	13.9%
6/30/2015	18.7%	15.9%
9/30/2015	17.8%	14.5%
12/31/2015	16.7%	13.4%
3/31/2016	13.9%	12.0%
6/30/2016	17.3%	17.5%

(f) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
June 30, 2016
Average Balance Sheet
($ in Thousands)

	Quarters Ended
	December 31, 2015			March 31, 2016			June 30, 2016
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$9,258,041	$112,863	4.84%	$9,469,185	$113,211	4.80%	$9,561,921	$113,728	4.77%
Mortgage-backed securities	2,880,242	16,986	2.34	2,804,569	16,846	2.41	2,698,354	15,297	2.27
Cash & investments	1,198,471	4,258	1.41	1,065,800	3,983	1.50	1,187,023	4,012	1.36
FHLB & FRB Stock	107,793	1,016	3.74	112,662	1,023	3.64	117,022	698	2.39

Total interest-earning assets	13,444,547	135,123	3.99%	13,452,216	135,063	4.03%	13,564,320	133,735	3.95%
Other assets	1,109,202			1,189,428			1,219,363
Total assets	$14,553,749			$14,641,644			$14,783,683

Liabilities and Equity
Customer accounts	10,619,654	12,717	0.48%	10,558,835	13,071	0.50%	10,569,479	13,274	0.50%
FHLB advances	1,844,772	15,537	3.34	1,970,022	15,667	3.19	2,075,604	16,221	3.13

Total interest-bearing liabilities	12,464,426	28,254	0.90%	12,528,857	28,738	0.92%	12,645,083	29,495	0.94%
Other liabilities	124,370			151,697			163,788
Total liabilities	12,588,796			12,680,554			12,808,871
Stockholders’ equity	1,964,953			1,961,090			1,974,812
Total liabilities and equity	$14,553,749			$14,641,644			$14,783,683

Net interest income		$106,869			$106,325			$104,240

Net interest margin (1)			3.18%			3.16%			3.07%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
June 30, 2016
Delinquency Summary
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

June 30, 2016
Single-Family Residential	26,758	211	$5,632,692	84	37	189	310	1.16%	$55,242	0.98%
Construction	684	649	444,014	—	—	1	1	0.15	—	—
Construction - Custom	921	232	213,465	2	1	1	4	0.43	775	0.36
Land - Acquisition & Development	135	686	92,629	—	—	5	5	3.70	468	0.51
Land - Consumer Lot Loans	1,232	85	104,413	6	2	19	27	2.19	1,993	1.91
Multi-Family	958	1,149	1,100,514	2	—	3	5	0.52	1,384	0.13
Commercial Real Estate	1,055	988	1,042,639	4	3	14	21	1.99	7,811	0.75
Commercial & Industrial	1,832	466	853,769	3	4	34	41	2.24	985	0.12
HELOC	2,907	52	151,339	11	11	26	48	1.65	2,168	1.43
Consumer	5,369	29	156,008	76	41	64	181	3.37	811	0.52
	41,851	234	$9,791,482	188	99	356	643	1.54%	$71,637	0.73%

March 31, 2016
Single-Family Residential	27,194	208	$5,660,232	104	45	196	345	1.27%	$66,003	1.17%
Construction	689	575	396,322	—	—	8	8	1.16	141	0.04
Construction - Custom	927	229	212,067	8	5	3	16	1.73	2,914	1.37
Land - Acquisition & Development	142	657	93,354	2	—	6	8	5.63	1,926	2.06
Land - Consumer Lot Loans	1,242	83	103,534	8	4	16	28	2.25	2,233	2.16
Multi-Family	969	1,114	1,079,909	2	—	2	4	0.41	2,014	0.19
Commercial Real Estate	1,060	947	1,003,320	5	1	8	14	1.32	7,902	0.79
Commercial & Industrial	1,831	465	851,358	14	3	27	44	2.40	1,631	0.19
HELOC	2,303	64	148,032	8	5	10	23	1.00	1,178	0.80
Consumer	4,362	38	166,877	138	59	96	293	6.72	1,376	0.82
	40,719	239	$9,715,005	289	122	372	783	1.92%	$87,318	0.90%

December 31, 2015
Single-Family Residential	27,377	208	$5,683,134	111	51	189	351	1.28%	$67,273	1.18%
Construction	585	556	325,485	1	2	8	11	1.88	866	0.27
Construction - Custom	944	234	221,327	19	1	5	25	2.65	2,554	1.15
Land - Acquisition & Development	146	595	86,864	5	—	7	12	8.22	1,162	1.34
Land - Consumer Lot Loans	1,250	84	105,063	10	7	16	33	2.64	2,745	2.61
Multi-Family	945	1,026	969,624	3	—	3	6	0.63	2,240	0.23
Commercial Real Estate	1,103	949	1,046,323	4	3	12	19	1.72	10,220	0.98
Commercial & Industrial	1,814	444	804,726	22	1	24	47	2.59	2,084	0.26
HELOC	2,332	64	148,356	9	2	8	19	0.81	1,844	1.24
Consumer	4,757	39	183,431	137	57	29	223	4.69	1,459	0.80
	41,253	232	$9,574,333	321	124	301	746	1.81%	$92,449	0.97%